EXHIBIT 10.1

FIFTH AMENDMENT TO FIRST LIEN REVOLVING CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO FIRST LIEN REVOLVING CREDIT AGREEMENT, dated as of April 17, 2014 (this “Fifth Amendment”), by and among GSE ENVIRONMENTAL, INC., a Delaware corporation f/k/a Gundle/SLT Environmental, Inc. (the “Borrower”), the other Persons party hereto that are designated as a “Credit Party” on the signature pages hereof, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, “GE”), as Agent and as a Lender, and the other LENDERS signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties, GE, as Agent and as a Lender, and the other Lenders from time to time party thereto are parties to that certain First Lien Revolving Credit Agreement dated as of January 10, 2014 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower and the other Credit Parties have requested that Agent and Lenders amend certain provisions of the Credit Agreement and Agent and Lenders signatory hereto constituting (i) the Required Lenders and (ii) the Lenders making a Fifth Amendment Revolving Loan (“Fifth Amendment Lenders”) are willing to do so, but only on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a) Section 1.1(b) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“(b)           The Revolving Credit.  Subject to the terms and conditions of this Agreement, including, without limitation, compliance by the Borrower with the Budget, and in reliance upon the representations and warranties of the Credit Parties contained herein, each Revolving Lender severally and not jointly agrees (i) to make Loans to the Borrower (each such Loan, a “Closing Date Revolving Loan”) from time to time on any Business Day during the period from the Closing Date through the Final Availability Date, in an aggregate amount not to exceed the amount set forth opposite such Lender’s name in Schedule 1.1(b) under the heading “Closing Date Revolving Loan Commitments” (such amount, as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Revolving Lender’s “Closing Date Revolving Loan Commitment”), and (ii) to make Loans to the Borrower (each such Loan, a “Fifth Amendment Revolving Loan”; the Fifth Amendment Revolving Loans shall be deemed to be made in addition to the Closing Date Revolving Loans and shall constitute a portion of the Revolving Loans for all purposes under this Agreement and each other Loan Document) on the Fifth Amendment Effective Date, in an aggregate amount not to exceed the amount set forth opposite such Lender’s name in Schedule 1.1(b) under the heading “Fifth Amendment Revolving Loan Commitments” (such amount, as the same may be reduced or increased from time to time in accordance with this Agreement, being referred to herein as such Revolving Lender’s “Fifth Amendment Revolving Loan Commitment”); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Revolving Loans shall not exceed the Maximum Revolving Loan Balance. For the avoidance of doubt, and subject to the terms and conditions of this Agreement, on the Fifth Amendment Effective Date the Borrower shall request, and the Fifth Amendment Lenders shall provide, Fifth Amendment Revolving Loans in the full amount of the Fifth Amendment Revolving Loan Commitment. Notwithstanding anything to the contrary in this Agreement, on and after the Fifth Amendment Effective Date, amounts borrowed under this subsection 1.1(b) and any other outstanding Revolving Loans, once prepaid or repaid, may not be reborrowed. The “Maximum Revolving Loan Balance” from time to time will equal (x) the Aggregate Revolving Loan Commitment then in effect less (y) the sum of (I) the aggregate amount of Letter of Credit Obligations plus (II) the aggregate principal amount of outstanding Swing Loans. If at any time the then outstanding principal balance of Revolving Loans exceeds the Maximum Revolving Loan Balance, then the Borrower shall immediately prepay outstanding Revolving Loans in an amount sufficient to eliminate such excess.

Each Loan made under this subsection 1.1(b) is referred to as a “Revolving Loan”.  A Revolving Lender’s Closing Date Revolving Loan Commitment and Fifth Amendment Revolving Loan Commitment are referred to herein together as such Revolving Lender’s “Revolving Loan Commitment”.  Without limiting the generality of the foregoing, the Fifth Amendment Revolving Loans made pursuant to Section 1.1(b)(ii) shall (A) constitute Obligations under the Loan Documents and have all of the benefits thereof, (B) have all of the rights, remedies, privileges and protections applicable to Revolving Loans under this Agreement and the other Loan Documents and (C) be secured by the Liens granted to the Agent under the Collateral Documents.  All references to “a Revolving Loan” or “the Revolving Loans” contained in this Agreement and the other Loan Documents shall refer to the Revolving Loans (after giving effect to the making of the Fifth Amendment Revolving Loans).”

(b) Section 4.17(a)(iii) of the Credit Agreement is hereby amended by deleting the text “March 21” appearing in clause (y) thereof and substituting the text “April 30” therefor.

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(c) Section 9.5 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Costs and Expenses.  Any action taken by any Credit Party under or with respect to any Loan Document, even if required under any Loan Document or at the request of Agent or the Required Lenders, shall be at the expense of such Credit Party, and neither Agent nor any other Secured Party shall be required under any Loan Document to reimburse any Credit Party or any Subsidiary of any Credit Party therefor except as expressly provided therein. In addition, the Borrower agrees to pay or reimburse within five (5) Business Days after demand (or on the Closing Date or Fifth Amendment Effective Date in respect of amounts incurred through such dates) (a) Agent and each Arranger for all reasonable documented out-of-pocket costs and expenses incurred by it or any of its Related Persons, in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Loan Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including Attorney Costs of one primary counsel for each of Agent and each Arranger and if necessary, one local counsel for Agent and each Arranger in any relevant jurisdiction, the cost of environmental audits, Collateral audits and appraisals, background checks and similar expenses, in each case to the extent permitted hereunder, (b) each of Agent, each Arranger, their respective Related Persons and each L/C Issuer for all reasonable documented out-of-pocket costs and expenses incurred in connection with (i) any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out”, (ii) the enforcement or preservation of any right or remedy under any Loan Document, any Obligation, with respect to the Collateral or any other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Credit Party, any Subsidiary of any Credit Party, Loan Document, Obligation or Related Transaction (or the response to and preparation for any subpoena or request for document production relating thereto), and (c) fees and disbursements of Attorney Costs of (w) Wachtell, Lipton, Rosen & Katz as counsel to certain Lenders, (x) one primary law firm (selected by Agent) on behalf of Agent and the Lenders (taken as a group), (y) if necessary, one local counsel (selected by Agent) in any relevant jurisdiction of Agent and the Lenders (taken as a group) and (z) if necessary, solely in the case of a perceived or actual conflict of interest, one additional primary law firm and local counsel for all similarly situated affected parties on behalf of Agent or such Lenders, in each case incurred in connection with any of the matters referred to in clause (c) above.”

(d) The definition of “Aggregate Revolving Loan Commitment” in Section 11.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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““Aggregate Revolving Loan Commitment” means the combined Revolving Loan Commitments of the Lenders, which shall, (a) from the Closing Date until the Fifth Amendment Effective Date, be in the amount of $15,000,000, and (b) as of the Fifth Amendment Effective Date, be in the amount of $18,000,000, in each case of the foregoing clauses (a) and (b), as such amount shall be reduced from time to time pursuant to this Agreement.”

(e) Section 11.1 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Fifth Amendment Effective Date” means April 17, 2014.”

“”Fifth Amendment Lenders” means the Lenders making Fifth Amendment Revolving Loans.”

(f) Schedule 1.1(b) of the Credit Agreement is hereby replaced in its entirety with the Schedule 1.1(b) attached hereto as Annex A.

3. Updated Budget.  The updated budget attached hereto as Annex B shall, as of the Fifth Amendment Effective Date, constitute an Updated Budget pursuant to the terms of Section 4.2(j) of the Credit Agreement.

4. Conditions Precedent.  This Fifth Amendment shall become effective as of the date first written above (the “Fifth Amendment Effective Date”) when each of the following has been satisfied or waived in accordance with the terms hereof:

(a) the execution and delivery to Agent of this Fifth Amendment by each Credit Party, Agent, the Required Lenders and the Fifth Amendment Lenders;

(b) the receipt by Agent of duly executed and effective amendments to the Existing Credit Agreement and the Intercreditor Agreement, each in form and substance acceptable to Agent (it being understood that for purposes of Section 7.8 of the Intercreditor Agreement, this Fifth Amendment shall constitute the “consent required under the Priming Loan Agreement” in connection with such amendment);

(c) after giving effect to this Fifth Amendment, the truth and accuracy in all material respects of the representations and warranties contained in Section 5 hereof;

(d) payment by the Borrower of the fees and expenses of Agent, including all previously invoiced fees and expenses of Katten Muchin Rosenman LLP and Richter Consulting;

(e) payment by the Borrower of the previously invoiced fees and expenses of Wachtell, Lipton, Rosen & Katz as counsel to certain Lenders; and

(f) no Default or Event of Default shall have occurred and be continuing or arise as a direct result of the effectiveness of this Fifth Amendment.

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5. Representations and Warranties.  Each Credit Party hereby represents and warrants to Agent and each Lender as follows:

(a) the representations and warranties made by such Credit Party contained in the Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of the date hereof, except to the extent such representation or warranty expressly relates to an earlier date (in which event such representations and warranties were true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date;

(b) such Credit Party is a corporation or limited liability company, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as applicable;

(c) such Credit Party has the power and authority to execute, deliver and perform its obligations under this Fifth Amendment and the Credit Agreement, as amended hereby;

(d) the execution, delivery and performance by such Credit Party of this Fifth Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action;

(e) this Fifth Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Person in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(f) the execution, delivery and performance by each of the Credit Parties of this Fifth Amendment have been duly authorized by all necessary action, and do not and will not: (a) contravene the terms of any of that Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any material order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (c) violate any material Requirement of Law in any material respect; and

(g) no Default or Event of Default exists or shall arise as a direct result of the effectiveness of this Fifth Amendment.

6. No Modification.  Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties.  Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents.  Except as amended, waived or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in

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full force and effect. All references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

7. Binding Obligations.  From and after the Fifth Amendment Effective Date, each Fifth Amendment Lender shall be deemed to have the rights and obligations of a “Lender” and a “Revolving Lender” to the extent of its Revolving Loan Commitment under the Credit Agreement and the other Loan Documents and shall be bound by the provisions thereof.

8. Counterparts.  This Fifth Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Fifth Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.

9. Successors and Assigns.  The provisions of this Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that none of the Credit Parties may assign or transfer any of its rights or obligations under this Fifth Amendment without the prior written consent of the Agent.

10. Further Assurance.  The Borrower hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Fifth Amendment, the Credit Agreement and the Loan Documents.

11. Reaffirmation.  Each of the Credit Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.  Each of the Credit Parties hereby consents to this Fifth Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed.  Except as expressly set forth herein, the execution of this Fifth Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.  In addition, the Credit Parties hereby acknowledge and agree that (x) pursuant to that certain Consulting Services Agreement dated as of July 2, 2013 (as the same may be amended, supplemented or otherwise modified from time to time, the “Consulting Agreement”) by and among, inter alia, Agent and Richter Consulting, Inc. (“Consultant”), Agent has engaged Consultant to assist Agent and the Lenders

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in evaluating, among other things, the current and projected financial performance of the Credit Parties, (y) the Credit Parties shall cooperate in good faith with (1) Consultant in connection with the performance by Consultant of its engagement pursuant to the Consulting Agreement or any other consulting arrangement for which Consultant may be engaged by Agent in connection with the Credit Agreement and (2) such other consultant or advisor as may be engaged by Agent in connection with the Credit Agreement and shall provide Consultant or any such other consultant or advisor access to the Credit Parties’ senior management and professionals and (z) all expenses incurred by Agent in connection with any of the foregoing shall constitute Obligations and shall be paid by the Credit Parties (or the Credit Parties shall reimburse Agent therefor) within five (5) Business Days after demand by Agent.

12. Release of Claims.  In consideration of the Lenders’ and the Agent’s agreements contained in this Fifth Amendment, each Credit Party hereby irrevocably releases and forever discharges the Lenders and the Agent and their affiliates, subsidiaries, successors and assigns and each of their respective directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

13. Governing Law and Jurisdiction.

(a) Governing Law.  The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Fifth Amendment, including, without limitation, its validity, interpretation, construction, performance and enforcement (including, without limitation, any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest) (without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law)).

(b) Submission to Jurisdiction.  Any legal action or proceeding with respect to this Fifth Amendment shall be brought exclusively in the courts of the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America sitting in the Southern District of New York and, by execution and delivery of this Fifth Amendment, each Credit Party hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such jurisdictions.

(c) Service of Process.  Each Credit Party hereby irrevocably waives personal service of any and all legal process, summons, notices and other documents and other service of process of any kind and consents to such service in any suit, action or proceeding brought in the United States of America with respect to or otherwise arising out of or in connection with this

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Agreement by any means permitted by applicable Requirements of Law, including by the mailing thereof (by registered or certified mail, postage prepaid) to the address of such Person specified in the Credit Agreement (and shall be effective when such mailing shall be effective, as provided therein). Each Credit Party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d) Non-Exclusive Jurisdiction.  Nothing contained in this Section 13 shall affect the right of Agent to serve process in any other manner permitted by applicable Requirements of Law or commence legal proceedings or otherwise proceed against any Credit Party in any other jurisdiction.

(e) Waiver of Jury Trial.  THE PARTIES HERETO, TO THE EXTENT PERMITTED BY LAW, WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR RELATING TO, THIS FIFTH AMENDMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER TRANSACTION CONTEMPLATED HEREBY AND THEREBY. THIS WAIVER APPLIES TO ANY ACTION, SUIT OR PROCEEDING WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

14. Severability.  The illegality or unenforceability of any provision of this Fifth Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Fifth Amendment or any instrument or agreement required hereunder.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has executed this Fifth Amendment as of the date set forth above.

BORROWER:

GSE ENVIRONMENTAL, INC.
By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

CREDIT PARTIES:

GSE HOLDING, INC.

By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

GSE ENVIRONMENTAL, LLC

By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

SYNTEC LLC

By: GSE Environmental, LLC, its sole member

By:	/s/ Daniel Storey
Name:	Daniel Storey
Title:	Senior Vice President and Chief Financial Officer

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the each of the undersigned has executed this Fifth Amendment as of the date set forth above.

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

GE BUSINESS FINANCIAL SERVICES, INC., as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

ANTARES CAPITAL CORPORATION, as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

MUBADALA GE CAPITAL LTD., as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

MGEC HOLDINGS LTD., as a Lender

By:	/s/ Brad Kimme
Name:	Brad Kimme
Title:	Duly Authorized Signatory

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

CETUS CAPITAL II, LLC, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

LITTLEJOHN OPPORTUNITIES MASTER FUND LP, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

SG DISTRESSED FUND LP, as a Lender

By:	/s/ Richard Maybaum
Name:	Richard Maybaum
Title:	Managing Director

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

Strategic Value Special Situations Master Fund II, L.P., as a Lender

By: SVP Special Situations II LLC, its Investment Manager

By:	/s/ Lewis Schwartz
Name:	Lewis Schwartz
Title:	Chief Financial Officer

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

Strategic Value Special Situations Master Fund III, L.P., as a Lender

By: SVP Special Situations III LLC, its Investment Manager

By:	/s/ Lewis Schwartz
Name:	Lewis Schwartz
Title:	Chief Financial Officer

Fifth Amendment to First Lien Revolving Credit Agreement

IN WITNESS WHEREOF, the undersigned has executed this Fifth Amendment as of the date set forth above.

Strategic Value Special Situations Master Fund III-A, L.P., as a Lender

By: SVP Special Situations III-A LLC, its Investment Manager

By:	/s/ Lewis Schwartz
Name:	Lewis Schwartz
Title:	Chief Financial Officer

Fifth Amendment to First Lien Revolving Credit Agreement

Annex A

Schedule 1.1(b)

Revolving Loan Commitments

(i) Closing Date Revolving Loan Commitments

Lender	Commitment
General Electric Capital Corporation	$2,721,619.69
GE Business Financial Services	$1,251,786.39
Antares Capital Corp	$1,251,786.39
Mubadala GE Capital, Ltd.	$3,047,565.33
MGEC Holdings, LTD	$500,000.00
Harleysville Life Insurance Company	$157,169.12
Nationwide Mutual Insurance Company	$1,708,203.94
ING Capital LLC	$2,224,865.58
Cetus Capital II, LLC	$1,027,669.74
SG Distressed Fund, LP	$130,268.00
Littlejohn Opportunities Master Fund L.P.	$289,484.43
Suns SPV LLC	$387,943.93
Fifth Street Finance Corp	$301,637.46
Total:	$15,000,000.00

(ii) Fifth Amendment Revolving Loan Commitments

Lender	Commitment
Cetus Capital II, LLC	$1,185,000.00
Littlejohn Opportunities Master Fund LP	$315,000.00
Strategic Value Special Situations Master Fund II, L.P.	$1,061,190.00
Strategic Value Special Situations Master Fund III, L.P.	$325,127.00
Strategic Value Special Situations Offshore Fund III-A L.P.	$113,683.00
Total:	$3,000,000.00

Fifth Amendment to First Lien Revolving Credit Agreement

Annex B

Updated Budget

See attached.

Fifth Amendment to First Lien Revolving Credit Agreement